SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 10, 2005

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 835-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On January 7, 2005, the Company entered into an amendment of the employment contract of Jeffrey H. Fisher, the Company’s Chairman of the Board, Chief Executive Officer and President. Mr. Fisher’s employment contract was extended until January 3, 2006. No other terms were modified. A copy of the employment contract amendment is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits

(c) Exhibits.

10.1	Amendment of Employment Contract of Jeffrey H. Fisher, dated January 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST
(Registrant)

Date: January 10, 2005	By:	/s/ Mark A. Murphy
Mark A. Murphy
General Counsil and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Employment Contract of Jeffrey H. Fisher, dated January 7, 2005.